UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2003


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference(registered trademark)

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September 30, 2003

Annual Report

Calvert Large Cap

Growth Fund

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Table of Contents

President's Letter

1

Social Update

3

Portfolio Management Discussion

4

Independent Auditors' Report

8

Schedule of Investments

9

Statement of Assets and Liabilities

13

Statement of Operations

14

Statements of Changes in Net Assets

15

Notes to Financial Statements

16

Financial Highlights

20

Explanation of Financial Tables

24

Director and Officer Information Table

26

Dear Shareholders:

The markets have improved dramatically over the past year, with stocks showing substantial gains and bonds continuing to profit from an historically low interest-rate environment.

We believe that this year's broad-based market turnaround illustrates once again the value of diversification, asset allocation and long-term investing.  Many investors who pursued an appropriate asset allocation, with investments in stocks, bonds and cash, were able to benefit from the rally in securities prices.  Those who paid too much attention to short-term past performance and substantially reduced their stock holdings early in the year may well have missed the sharp rallies in the second quarter.  At Calvert, we encourage all our shareholders to review their portfolios with their financial advisors to ensure that their investments remain in line with their specific risk tolerance, return expectations and financial goals.

A cloud on the otherwise bright performance of the markets and economy was the distressing news concerning recent market timing and illegal after-hours trading on the part of certain mutual funds. We want to assure Calvert shareholders that we have a long-standing policy of not accepting trades from market timers, which is strictly enforced. And, of course, we do not accept or execute trades after the market closes, which would be in violation of securities industry regulations.

Markets like the ones that we have seen over the past several years demonstrate that understanding risk -- at the security, fund, and asset-class level -- is an integral part of successful investing.  This year, we have taken a number of steps to improve our ability to monitor and manage risk, and to prepare for further growth in our investor base.  We have reorganized Calvert's investment activities into two departments, Equities and Fixed Income, each headed by Chief Investment Officers who will work closely with our Social Research Department.  We believe that these changes will enhance our ability to deliver top-tier investment performance to our shareholders, while keeping investment risk at appropriate levels.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

November 2003

Social Update

from the Calvert Social Research Department

Shareholder Activism

Calvert shareholder activism seeks to move companies already performing in a more socially responsible manner than their industry peers to a higher level of corporate responsibility. We've secured the agreement of two major pharmaceutical companies to amend and post their ethical policies for clinical research in developing countries, where people are often not provided adequate information about the risks of clinical research or are promised but not given health care in exchange for their participation in trials for new drugs.

In addition, our shareholder resolution effectiveness for our various Calvert Funds has increased as we've become more effective in positioning our point of view in the context of shareholders' financial interests. For example, we received 12% support on a resolution seeking inclusive diversity policies at Alltel Corporation and a remarkable 63% on a resolution for staggered board tenures at Gillette.

Corporate "dialogues" continue, including a current effort with Weyerhaeuser to establish a policy prohibiting the harvest of and trade in products from primary and old-growth forests.

Board Diversity Initiative Successes

Two companies held in Calvert Funds have agreed to adopt key language from Calvert's model board diversity charter, which reflects our belief that boards of directors should look like America, not just a small slice of it.

Social Policy Leadership Announced

Calvert has named Joe Keefe Senior Advisor for Strategic Social Policy. Mr. Keefe, who has worked for and consulted with several socially responsible mutual fund groups, will provide focused, proactive direction for our social vision.

Portfolio Management Discussion

John Montgomery

of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares returned 29.78% in fiscal year 2003, leading both the S&P 500 Index at 24.37%, and other multi-cap growth funds (Lipper category average, 28.65%). Last year at this time we were reporting healthy relative-market-beating performance, as our fund was down only 15.32% for fiscal year 2002 compared to the S&P 500 Index, which was down 20.47%.

The following table presents Calvert Large Cap Growth Fund Class A shares' performance (total return at NAV) for various time horizons through September 30, 2003.**

	Calvert Large Cap	Lipper Multi-Cap	S&P 500
	Growth Fund	Growth Funds Avg.	Index
1 quarter	5.66%	4.84%	2.65%
1 year	29.78%	28.65%	24.37%
3 years	-12.94%	-20.05%	-10.13%
5 years	4.68%	1.65%	1.00%
Since inception
(8/31/94)***	10.71%	8.65%	10.37%

**Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Past performance is no guarantee of future results.

*** The month-end date of 8/31/94 is used for comparison purposes only; actual Fund inception is 8/5/94.

Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	21.98%	29.78%
Class B	21.37%	28.45%
Class C	21.40%	28.53%
Class I	22.35%	30.54%
S&P 500 Index*	18.44%	24.37%
Lipper Multi-Cap Growth Funds Avg.*	22.64%	28.65%

Asset Allocation

Stocks	95%
Cash or Cash Equivalents	5%
Total	100%

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lipper Analytical Services, Inc.

Investment Climate

After three-years of relative poor performance, the broader market as represented by the S&P 500 Index returned 24.4% for the Fund's fiscal year, more than double the long-term historical average. What started out as a continuation of one of the worst ongoing bear markets since the Great Depression turned into a year of positive up-ticks and renewed investor confidence.

Starting in the fourth quarter 2002, investment dollars began moving back into equities. In this environment, Technology, Health Care, and Financial Services resurfaced as some of the top-performing industries for the year.

Portfolio Strategy

What Worked in 2003

Our focus on growth stocks and large stocks helped our performance relative to the overall market, as did simply being fully invested before and during this new bull market. Likewise, our overweighting in Communications, Health Care, and Financial Services helped. In spite of the Internet rout of 2000-2002, much of which we sidestepped, our top three performers for the year were from this industry, including Amazon.com and eBay.

Our ten best-performing stocks for the year were:

Rank	Company	Industry	% Appreciation
1	J2 Global Com Inc.	Internet	198.4%
2	Amazon.com Inc.	Internet	153.5%
3	eBay Inc.	Internet	95.3%
4	Nextel Communications Inc.	Telecommunications	94.0%
5	E*Trade Group Inc.	Financial Services	54.3%
6	Family Dollar Stores	Retail	52.5%
7	Western Digital Corp.	Computers	51.6%
8	Nortel Networks Corp.	Telecommunications	47.9%
9	Utstarcom Inc.	Telecommunications	45.4%
10	Gilead Science Inc.	Pharmaceuticals	44.6%

What Didn't Work in 2003

Our worst-performing stock for the year was PEC Solutions, a stock that unfortunately plummeted 61% during the March quarter. PEC Solutions helps government agencies utilize the Internet for improved efficiency and public access. During the shaky wartime environment at the start of this calendar year, the stock price quickly dropped, impacting our overall March quarter performance by -1.3%. By fiscal-year end, we had divested each of our worst performers for 2003. By sector, the biggest annual declines belonged to the duo of Technology and Consumer Cyclicals.

Our ten worst-performing stocks for the year were:

Rank	Company	Industry	% Decline
1	PEC Solutions Inc.	Computers	62.0%
2	Laboratory Corp. of America Holdings	Healthcare-Products	60.4%
3	Sony Corporation ADR	Home Furnishings	47.0%
4	Qualcomm Inc.	Telecommunications	46.2%
5	MBNA Corp.	Diversified Financial Services	38.8%
6	Intuit Inc.	Software	34.9%
7	Movie Gallery Inc.	Retail	27.5%
8	Patterson Dental Co.	Healthcare-Products	27.5%
9	Kohl's Corp.	Retail	26.8%
10	The Bombay Co. Inc.	Retail	26.2%

Outlook

Over this last year, our nation's economy has withstood the impact of war, recession, and corporate greed. Bridgeway's investment process, guided by emotion-free decision making, held strong as we remained fully invested. While I remain concerned about problems and crises nationally and internationally, I am optimistic about our nation's ability to move in a positive direction. This last year has also seen a wave of industry changes which we hope will lead to improved investor wealth and justice. Socially screened funds and shareholder activism continue to play an important role.

The stock market rebounded out of the three-year-long bear market from 1939-1941, and we seem to be on the same track after the worst bear market since that time (2000-2002). Following three years of negative annual returns, 1942 resulted in a greater than 20%  total return, just as our fiscal year 2003 resulted in a 24.4% total market (S&P 500) return. I continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out.  I'm honored to be a part of that strategy in your overall plan.

November 2003

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	23.62%
Five year	3.67%
Since inception	10.84%
(8/5/94)

Class B Shares
One year	23.45%
Since inception	(13.32%)
(10/31/00)

Class C Shares
One year	27.53%
Since inception	(11.97%)
(10/31/00)

Class I Shares
One year	30.54%
Five year	5.05%
Since inception	11.64%
(8/5/94)

Ten Largest Stock Holdings

% of Net Assets

Nextel Communications, Inc.	4.4%
SanDisk Corp.	4.2%
j2 Global Communications, Inc.	2.6%
SLM Corp.	2.5%
Progressive Corp.	2.4%
Foundry Networks, Inc.	2.2%
Best Buy Co., Inc.	2.2%
Career Education Corp.	2.1%
E*trade Financial Corp.	2.1%
Gilead Sciences, Inc.	2.1%
Total	26.8%

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Past performance is no guarantee of future results.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LARGE CAP LINE GRAPH HERE]

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 8/31/94 is used for comparison purposes only; actual Fund inception is 8/5/94. Past performance is no guarantee of future results.

Independent Auditors' Report

To the Board of Directors of Calvert Impact Fund, Inc. and

Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Large Cap Growth Fund (the "Fund"), a series of  Calvert Impact Fund, Inc., as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods ended September 30, 2001 and June 30, 2001, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated November 16, 2001.  The financial highlights for the periods presented prior to June 30, 2001, were audited by other auditors, whose report dated August 16, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Large Cap Growth Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States America.

KPMG LLP

Philadelphia, Pennsylvania

November 18, 2003

Schedule of Investments

September 30, 2003

Equity Securities - 99.2%	Shares	Value
Banks - Major Regional - 3.7%
FleetBoston Financial Corp.	16,000	$482,400
SouthTrust Corp.	10,700	314,473
US Bancorp	12,400	297,476
		1,094,349

Biotechnology - 5.3%
Amgen, Inc.*	8,500	548,845
Gilead Sciences, Inc.*	10,800	604,044
Medimmune, Inc.*	12,400	409,324
		1,562,213

Chemicals - Specialty - 0.7%
Ecolab, Inc.	8,000	202,000

Communications Equipment - 8.0%
j2 Global Communications, Inc.*	20,000	756,600
Nortel Networks Corp.*	104,300	427,630
Scientific-Atlanta, Inc.	9,000	280,350
Telefonaktiebolaget LM Ericsson*	39,500	579,860
UTStarcom, Inc.*	9,000	286,290
		2,330,730

Computers - Hardware - 1.4%
Dell, Inc.*	6,800	227,052
Hewlett-Packard Co.	9,900	191,664
		418,716

Computers - Peripherals - 5.2%
SanDisk Corp.*	19,200	1,223,808
Western Digital Corp.*	22,300	287,447
		1,511,255

Computers - Software & Services - 11.3%
Affiliated Computer Services, Inc.*	8,000	389,520
Avid Technology, Inc.*	11,000	581,240
eBay, Inc.*	4,600	246,146
Electronic Arts, Inc.*	5,200	479,596
Foundry Networks, Inc.*	29,600	636,696
RSA Security, Inc.*	21,800	311,304
Synopsys, Inc.*	10,600	326,162
Veritas Software Corp.*	11,300	354,820
		3,325,484

Distributors - Food & Health - 0.6%
Sysco Corp.	5,400	176,634

Electronics - Instrument - 2.0%
Agilent Technologies, Inc.*	26,100	577,071

Financial - Diversified - 6.4%
Fannie Mae	1,371	$96,244
J.P. Morgan Chase & Co.	17,200	590,476
Moody's Corp.	8,600	472,742
SLM Corp.	18,600	724,656
		1,884,118

Healthcare - Diversified - 0.5%
Johnson & Johnson	2,744	135,883

Healthcare - Drug - Major Pharmaceutical - 3.7%
Eon Labs, Inc.*	13,900	533,065
Teva Pharmaceutical Industries	9,800	560,070
		1,093,135

Healthcare - Managed Care - 4.8%
Express Scripts, Inc.*	4,600	281,290
Mid Atlantic Medical Services*	5,300	272,579
Oxford Health Plans*	8,100	334,611
Wellpoint Health Networks, Inc.*	6,600	508,728
		1,397,208

Healthcare - Medical Products & Supplies - 4.0%
Biomet, Inc.	5,700	191,577
Medtronic, Inc.	8,100	380,052
St. Jude Medical, Inc.*	2,600	139,802
Stryker Corp.*	5,900	444,329
		1,155,760

Insurance - Life & Health - 1.3%
Aflac, Inc.	11,500	371,450

Insurance - Property & Casualty - 3.5%
Progressive Corp.	10,200	704,922
Safeco Corp.	8,800	310,288
		1,015,210

Investment Banking / Brokerage - 4.1%
Ameritrade Holding Corp.*	53,000	596,250
E*trade Financial Corp.*	66,600	616,716
		1,212,966

Leisure Time - Products - 1.3%
Harley-Davidson, Inc.	7,700	371,140

Manufacturing - Diversified - 1.4%
Danaher Corp.	5,600	413,616

Natural Gas - 1.4%
Kinder Morgan, Inc.	7,800	421,278

Photography / Imaging - 2.2%
Canon, Inc.	6,900	$336,168
Xerox Corp.*	30,900	317,034
		653,202

Restaurants - 1.1%
Starbucks Corp.*	10,700	308,160

Retail - Building Supplies - 3.2%
Home Depot, Inc.	14,100	449,085
Lowe's Co.'s, Inc.	9,500	493,050
		942,135

Retail - Computers & Electronics - 2.2%
Best Buy Co., Inc.*	13,300	632,016

Retail - Discounters - 1.5%
Family Dollar Stores, Inc.	11,000	438,790

Retail - Home Shopping - 2.0%
Amazon.Com, Inc.*	12,300	594,828

Retail - Specialty - 3.0%
Bed Bath & Beyond, Inc.*	10,400	397,072
Staples, Inc.*	20,300	482,125
		879,197

Services - Commercial & Consumer - 5.5%
Apollo Group, Inc.*	4,150	274,024
Career Education Corp.*	13,800	625,140
H & R Block, Inc.	6,500	280,475
Reuters Group plc	20,600	446,608
		1,626,247

Services - Data Processing - 1.5%
First Data Corp.	10,854	433,726

Telecommunications - Cell / Wireless - 4.4%
Nextel Communications, Inc.*	65,500	1,289,695

Telecommunications - Long Distance - 1.0%
Deutsche Telekom AG*	20,700	298,908

Telephone - 1.0%
SBC Communications, Inc.	13,600	302,600

Total Equity Securities (Cost $23,800,235)		29,069,720

	Principal
Certificates of Deposit - 0.3%	Amount	Value
ShoreBank & Trust Co., 1.31%, 2/09/04(b)(k)	$100,000	$99,980

Total Certificates of Deposit (Cost $100,000)		99,980

Total Investments (Cost $23,900,235) - 99.5%		29,169,700
Other assets and liabilities, net - 0.5%		136,902
Net Assets - 100%		$29,306,602

*        Non-income producing security.

(b)      This security was valued by the Board of Directors. See Note A.

(k)      These certificates of deposit are fully insured by agencies of the federal government.

See notes to financial statements.

Statement of Assets and Liabilities

September 30, 2003

Assets	Value
Investments in securities, at value (Cost $23,900,235) -
see accompanying schedule	$29,169,700
Cash	1,376,322
Receivable for securities sold	114,763
Receivable for shares sold	194,075
Interest and dividends receivable	14,443
Other assets	16,418
Total assets	30,885,721

Liabilities
Payable for securities purchased	1,224,993
Payable for shares redeemed	261,272
Payable to Calvert Asset Management Co., Inc.	41,597
Payable to Calvert Administrative Services Company	4,519
Payable to Calvert Shareholder Services, Inc.	2,614
Payable to Calvert Distributors, Inc.	9,784
Accrued expenses and other liabilities	34,340
Total liabilities	1,579,119
Net Assets	$29,306,602

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 860,218 shares outstanding	$18,260,618
Class B: 229,501 shares outstanding	4,624,909
Class C: 127,978 shares outstanding	2,686,298
Class I: 178,343 shares outstanding	6,094,621
Accumulated net realized gain (loss) on investments	(7,629,309)
Net unrealized appreciation (depreciation) on investments	5,269,465

Net Assets	$29,306,602

Net Asset Value Per Share
Class A (based on net assets of $18,139,205)	$21.09
Class B (based on net assets of $4,705,126)	$20.50
Class C (based on net assets of $2,634,592)	$20.59
Class I (based on net assets of $3,827,679)	$21.46

See notes to financial statements.

Statement of Operations

Year Ended September 30, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $319)	$125,661
Interest income	2,544
Total investment income	128,205

Expenses:
Investment advisory fee	52,387
Investment subadvisory fee:
Base fee	94,297
Performance adjustment	37,910
Transfer agency fees and expenses	105,634
Distribution Plan expenses:
Class A	31,228
Class B	30,842
Class C	16,150
Directors' fees and expenses	25,812
Administrative fees	38,145
Accounting fees	34,115
Custodian fees	15,499
Registration fees	44,283
Reports to shareholders	12,712
Professional fees	21,079
Miscellaneous	3,453
Total expenses	563,546
Reimbursement from Advisor:
Class A	(103,942)
Class B	(24,974)
Class C	(17,390)
Class I	(36,346)
Fees paid indirectly	(4,256)
Net expenses	376,638

Net Investment Income (Loss)	(248,433)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(446,097)
Change in unrealized appreciation or (depreciation)	6,028,949

Net Realized and Unrealized Gain
(Loss) on Investments	5,582,852

Increase (Decrease) in Net Assets
Resulting From Operations	$5,334,419

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($248,433)	($109,211)
Net realized gain (loss)	(446,097)	(2,725,770)
Change in unrealized appreciation
or (depreciation)	6,028,949	(140,640)

Increase (Decrease) in Net Assets
Resulting From Operations	5,334,419	(2,975,621)

Capital share transactions:
Shares sold:
Class A Shares	9,561,406	5,050,676
Class B Shares	2,600,469	1,297,634
Class C Shares	1,471,287	909,768
Class I Shares	342,204	224,775
Shares redeemed:
Class A Shares	(3,387,990)	(1,535,278)
Class B Shares	(719,225)	(247,449)
Class C Shares	(457,594)	(100,710)
Class I Shares	(1,078,809)	(1,077,091)
Total capital share transactions	8,331,748	4,522,325

Total Increase (Decrease) in Net Assets	13,666,167	1,546,704

Net Assets
Beginning of year	15,640,435	14,093,731
End of year	$29,306,602	$15,640,435

Capital Share Activity
Shares sold:
Class A Shares	507,070	259,568
Class B Shares	139,719	66,950
Class C Shares	77,448	46,206
Class I Shares	19,053	11,501
Shares redeemed:
Class A Shares	(185,866)	(80,851)
Class B Shares	(40,176)	(12,902)
Class C Shares	(26,517)	(5,278)
Class I Shares	(58,172)	(55,277)
Total capital share activity	432,559	229,917

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Impact Fund, Inc. was organized as a Maryland corporation on August 10, 2000. On October 19, 2000, the Fund sold 6,667 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc., the Fund's investment advisor. The Fund began operations on October 31, 2000 and offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation:Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which a market quotation is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2003, $99,980 or 0.3% of net assets were valued in good faith by the Board of Directors.

Repurchase Agreements:The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income:Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements:The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of the Fund's average daily net assets.

Bridgeway Capital Management, Inc., is the Fund's Subadvisor. For its services, the Subadvisor receives a monthly fee based on an annual rate of .45% of the Fund's average daily net assets, directly payable from the Fund. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark.

The Advisor has agreed to limit net annual fund operating expenses through January 31, 2004. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $24,340 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2003.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $25,817 for the year ended September 30, 2003. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of Calvert Impact Fund, Inc., who is not affiliated with the Advisor receives an annual fee of $5,000 that is allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $23,893,078 and $15,970,425, respectively.

The cost of investments owned at September 30, 2003 for federal income tax purposes was $23,930,825. Net unrealized appreciation aggregated $5,238,876 of which $5,569,608 related to appreciated securities and $330,732 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $404,383, $4,136,661 and $3,057,676 at September 30, 2003 may be utilized to offset future capital gains until expiration in September 2008, September 2010 and September 2011, respectively.

As of September 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($7,598,720)
Unrealized appreciation (depreciation)	5,238,876
($2,359,844)

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the disallowance of net operating losses.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2003. For the year ended September 30, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$2,025	1.81%	$197,822	May 2003

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2003	2002
Net asset value, beginning	$16.25	$19.19
Income from investment operations
Net investment income	(.16)	(.10)
Net realized and unrealized gain (loss)	5.00	(2.84)
Total from investment operations	4.84	(2.94)
Total increase (decrease) in net asset value	4.84	(2.94)
Net asset value, ending	$21.09	$16.25

Total return*	29.78%	(15.32%)
Ratios to average net assets:
Net investment income	(1.07%)	(.64%)
Total expenses	2.53%	2.48%
Expenses before offsets	1.70%	1.42%
Net expenses	1.68%	1.39%
Portfolio turnover	78%	71%
Net assets, ending (in thousands)	$18,139	$8,758

	Periods Ended
	September 30	June 30,
Class A Shares	2001##	2001#
Net asset value, beginning	$23.27	$29.87
Income from investment operations
Net investment income	(.02)	(.08)
Net realized and unrealized gain (loss)	(4.06)	(6.52)
Total from investment operations	(4.08)	(6.60)
Total increase (decrease) in net asset value	(4.08)	(6.60)
Net asset value, ending	$19.19	$23.27

Total return*	(17.53%)	(22.10%)
Ratios to average net assets:
Net investment income	(.61%) (a)	(.54%) (a)
Total expenses	2.62% (a)	3.02% (a)
Expenses before offsets	1.39% (a)	1.42% (a)
Net expenses	1.30% (a)	1.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$6,915	$7,318

	Years Ended
	September 30,	September 30,
Class B Shares	2003	2002
Net asset value, beginning	$15.96	$19.04
Income from investment operations
Net investment income (loss)	(.28)	(.25)
Net realized and unrealized gain (loss)	4.82	(2.83)
Total from investment operations	4.54	(3.08)
Total increase (decrease) in net asset value	4.54	(3.08)
Net asset value, ending	$20.50	$15.96

Total return*	28.45%	(16.18%)
Ratios to average net assets:
Net investment income (loss)	(2.07%)	(1.64%)
Total expenses	3.51%	3.61%
Expenses before offsets	2.70%	2.42%
Net expenses	2.68%	2.39%
Portfolio turnover	78%	71%
Net assets, ending (in thousands)	$4,705	$2,074

	Periods Ended
	September 30,	June 30,
Class B Shares	2001##	2001#
Net asset value, beginning	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.05)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.51)
Total from investment operations	(4.11)	(6.72)
Total increase (decrease) in net asset value	(4.11)	(6.72)
Net asset value, ending	$19.04	$23.15

Total return*	(17.75%)	(22.50%)
Ratios to average net assets:
Net investment income (loss)	(1.60%) (a)	(1.55%) (a)
Total expenses	4.19% (a)	6.17% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$1,445	$1,372

	Years Ended
	September 30,	September 30,
Class C Shares	2003	2002
Net asset value, beginning	$16.02	$19.12
Income from investment operations
Net investment income (loss)	(.26)	(.24)
Net realized and unrealized gain (loss)	4.83	(2.86)
Total from investment operations	4.57	(3.10)
Total increase (decrease) in net asset value	4.57	(3.10)
Net asset value, ending	$20.59	$16.02

Total return*	28.53%	(16.21%)
Ratios to average net assets:
Net investment income (loss)	(2.08%)	(1.64%)
Total expenses	3.78%	3.96%
Expenses before offsets	2.70%	2.42%
Net expenses	2.68%	2.39%
Portfolio turnover	78%	71%
Net assets, ending (in thousands)	$2,635	$1,234

	Periods Ended
	September 30,	June 30,
Class C Shares	2001##	2001#
Net asset value, beginning	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.06)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.42)
Total from investment operations	(4.12)	(6.63)
Total increase (decrease) in net asset value	(4.12)	(6.63)
Net asset value, ending	$19.12	$23.24

Total return*	(17.73%)	(22.20%)
Ratios to average net assets:
Net investment income (loss)	(1.62%) (a)	(1.50%) (a)
Total expenses	5.14% (a)	5.75% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$691	$743

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001##
Net asset value, beginning	$16.44	$19.30	$23.37
Income from investment operations
Net investment income (loss)	(.10)	(.01)	--
Net realized and unrealized gain (loss)	5.12	(2.85)	(4.07)
Total from investment operations	5.02	(2.86)	(4.07)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	5.02	(2.86)	(4.07)
Net asset value, ending	$21.46	$16.44	$19.30

Total return*	30.54%	(14.82%)	(17.42%)
Ratios to average net assets:
Net investment income (loss)	(.46%)	(.05%)	(.02%) (a)
Total expenses	2.07%	1.81%	2.13% (a)
Expenses before offsets	1.10%	.82%	.79% (a)
Net expenses	1.08%	.79%	.70% (a)
Portfolio turnover	78%	71%	31%
Net assets, ending (in thousands)	$3,828	$3,574	$5,043

		Years Ended
	June 30,	June 30,	June 30,
Class I Shares	2001	2000	1999
Net asset value, beginning	$36.09	$26.45	$21.14
Income from investment operations
Net investment income	.01	(.12)	(.14)
Net realized and unrealized gain (loss)	(9.12)	10.03	5.62
Total from investment operations	(9.11)	9.91	5.48
Distributions from
Net investment income	--	--	--
Net realized gain	(3.61)	(.27)	(.17)
Total distributions	(3.61)	(.27)	(.17)
Total increase (decrease) in net asset value	(12.72)	9.64	5.31
Net asset value, ending	$23.37	$36.09	$26.45

Total return*	(27.80%)	37.60%	26.20%
Ratios to average net assets:
Net investment income (loss)	.02%	(.37%)	(.60%)
Total expenses	2.05%	2.13%	2.13%
Expenses before offsets	1.10%	1.50%	1.50%
Net expenses	1.06%	1.50%	1.50%
Portfolio turnover	122%	71%	58%
Net assets, ending (in thousands)	$6,208	$7,385	$2,820

(a)      Annualized

*        Total return does not reflect deduction of any front-end or deferred sales charge.

#        From October 31, 2000 inception.

##      Three month audited period.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund on October 31, 2000. For financial reporting purposes, the Bridgeway Social Responsibility Portfolio, which commenced operations on August 5, 1994, has been deemed the accounting survivor. Its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's financial highlights.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

REBECCA ADAMSON

DOB: 09/10/49	Director	2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	7	Tom's of Maine Calvert Foundation
MILES DOUGLAS HARPER, III DOB: 10/16/62	Director	2000	Partner, Gainer Donnelly & Desroches since January 1999. Prior to that Mr. Harper was Vice President, Wood, Harper, PC.	1	Bridgeway Funds
Joy V. JOnes

DOB: 07/02/50

	Director	2000	Attorney and entertainment manager in New York City.	7
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & President	2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Director)	Director	2000	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	2000	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
Gregory J. Keifer DOB: 08/22/64	Officer	2003

Compliance Officer and Assistant Secretary of the Funds. Prior to working at Calvert Group, Mr. Keifer was Assistant Director of Compliance with Legg Mason Wood Walker, Incorporated and a senior compliance analyst with BISYS Fund Services.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: June 9, 2003

The $1 million minimum initial investment may be waived for certain  institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Please note this change in the prospectus.

SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.

Calvert Large Cap Growth Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's

Family of Funds

Tax-Exempt

Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable

Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


Item 2.  Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b)      No information need be disclosed under this paragraph.

(c)      The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)      The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)      Not applicable.

(f)      The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees has determined that Miles Harper, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Applicable only for annual reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)       The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)       There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1)   Code of Ethics.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVert IMPACT fund

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: November 25, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: November 25, 2003

            /s/  Ronald
Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: November 30, 2003